EXHIBIT 10.2

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VOIP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                Right to Purchase 625,000 shares of Common Stock
                        of VoIP, Inc. (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

                                                      Issue Date: August 3, 2005

      VOIP, INC., a corporation organized under the laws of the State of Texas (the "Company"), hereby certifies that, for value received, WQN, Inc., 14911 Quorum Drive, Suite 140, Dallas, Texas 75201, or its assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until July 27, 2006 (the "Expiration Date"), up to 625,000 fully paid and nonassessable shares of Common Stock at a per share purchase price of $1.37; provided, however, this Warrant shall automatically terminate and be of no further force and effect in the event the transactions (the "Transactions") contemplated by the Asset Purchase Agreement (as defined below) are terminated pursuant to Section 2.5 of that certain asset purchase agreement (the "Asset Purchase Agreement"), of even date herewith, entered into by the Company and Holder. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price." The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Asset Purchase Agreement.

      As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

      (a) The term "Company" shall include VoIP, Inc. and any corporation which shall succeed or assume the obligations of VoIP, Inc. hereunder.

      (b) The term "Common Stock" includes (a) the Company's common stock, $.001 par value per share (the "Common Stock"), as authorized on the date hereof, and
(b) any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

      (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

      (d) The term "Warrant Shares" shall mean the Common Stock issuable upon exercise of this Warrant.

      1. Exercise of Warrant.

      1.1. Number of Shares Issuable upon Exercise. From and after the date hereof, through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of Subsection 1.2 or upon exercise of this Warrant in part in accordance with Subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

      1.2. Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder and surrender of the original Warrant within four (4) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as hereinafter defined), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

      1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

      1.4. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

      1.5. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within four (4) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

      1.6. Cashless Exercise.

            (a) At the option of the Holder, exercise of this Warrant may be made in whole or part by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock determined as provided herein.

            (b) If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

                 X=Y (A-B)
                   -------
                      A

                 Where  X=   the number of shares of Common Stock to be issued
                             to the holder

                 Y=       the number of shares of Common Stock
                          purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                 A= the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                 B= Purchase Price (as adjusted to the date of such calculation)

            (c) "Fair Market Value" shall mean the closing or last sale price, respectively, reported for the last business day immediately preceding the date of exercise on the Company's principal trading market.

      2. Adjustment for Certain Corporate Events.

      2.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 2.3 and Section 3.

      2.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 2 to a bank or trust company (a "Trustee") having its principal office in New York, NY, as trustee for the Holder of the Warrants.

      2.3. Adjustments to Purchase Price for Diluting Issues.

            (a) Special Definitions. For purposes of this Section 2.3, the following definitions shall apply:

                  (i) "Option" shall mean rights, options or warrants to
            subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities (as defined below), excluding rights or options granted to employees, directors or consultants of the Company pursuant to an option plan adopted by the Board of Directors of the Company to acquire up to that number of shares of Common Stock as is equal to fifteen (15%) percent of the Common Stock outstanding (provided that, for purposes of this Subsection 2.3(a)(i), all shares of Common Stock issuable upon (A) exercise of options granted or available for grant under plans approved by the Board of Directors, (B) conversion of shares of Preferred Stock, or
            (C) conversion of Preferred Stock issuable upon conversion or exchange of any Convertible Security, shall be deemed to be outstanding).

                  (ii) "Original Issue Date" shall mean the date of this
            Warrant.

                  (iii) "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                  (iv) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 2.3(c) below, deemed to be issued) by the Company after the Original Issue Date and other than shares of Common Stock issued or issuable:

                  (A)   as a dividend or distribution on the Preferred Stock;

                  (B) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clause (A);

                  (C) upon the exercise of options excluded from the definition of "Option" in Section 2.3(a)(i); or

                  (D)   upon conversion of shares of the Preferred Stock.

                        (v) "Rights to Acquire Common Stock" (or "Rights") shall
                  mean all rights issued by the Company to acquire common stock whatever by exercise of a warrant, option or similar call or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance.

                  (b) No Adjustment of Conversion Rate. No adjustment in the number of shares of Common Stock into which this Warrant is exercisable shall be made, by adjustment in the Purchase Price thereof unless the consideration per share (determined pursuant to Section 2.3(e) below for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the applicable Purchase Price in effect on the date of, and immediately prior to, the issue of such additional shares.

                  (c) Issue of Securities Deemed Issue of Additional Shares of
            Common Stock. If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or other Rights to Acquire Common Stock, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2.3(e) hereof) of such Additional Shares of Common Stock would be less than the applicable Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                  (i) No further adjustment in the Purchase Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Rights or conversion or exchange of such Convertible Securities;

                  (ii) Upon the expiration or termination of any unexercised
            Option or Right, the Purchase Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option or Right shall not be deemed issued for the purposes of any subsequent adjustment of the Purchase Price; and

                  (iii) In the event of any change in the number of shares of
            Common Stock issuable upon the exercise, conversion or exchange of any Option, Right or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have obtained had the adjustment that was made upon the issuance of such Option, Right or Convertible Security not exercised or converted prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option, Right or Convertible Security.

            (d) Adjustment of Purchase Price upon Issuance of Additional Shares of Common Stock. If the Company shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2.3(c), but excluding shares issued as a dividend or distribution or upon a stock split or combination as provided in Section 3), without consideration or for a consideration per share less than the applicable Purchase Price in effect on the date of and immediately prior to such issue, then and in such event, such Purchase Price shall be reduced, concurrently with such issue to a price (calculated to the nearest cent) determined by multiplying such Purchase Price by a fraction, (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately after such issue plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Rate; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue.

            (e) Determination of Consideration. For purposes of this Section 2.3(e), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (i) Cash and Property: Such consideration shall:

                        (A) insofar as it consists of cash, be computed at the
                  aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                        (B) insofar as it consists of property other than cash,
                  be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                        (C) in the event Additional Shares of Common Stock are
                  issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                  (ii) Options, Rights and Convertible Securities. The
            consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to
            Section 2.3(c), relating to Options, Rights and Convertible Securities, shall be determined by dividing,

                        (A) the total amount, if any, received or receivable by
                  the Company as consideration for the issue of such Options, Rights or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities, by

                        (B) the maximum number of shares of Common Stock (as set
                  forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

      3. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 3) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

      4. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company, at its expense, will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant.

      5. Reservation of Stock, etc. Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

      6. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered Holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at Transferor's expense but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

      7. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      8. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      9. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (x) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (y) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to: VoIP, Inc., 12330 SW53 Street, Suite 712, Fort Lauderdale, Florida 33330, Attn: Steven Ivester, President and CEO, telecopier: (954) 434-2877, with a copy by telecopier only to: Ronald L. Brown, Andrews Kurth LLP, 1717 Main Street, Suite 3700, Dallas, Texas 75201, telecopier: (214) 659-4819, (ii) if to the Holder, to the address and telecopier number listed on the first paragraph of this Warrant.

      10. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of Texas. Any dispute relating to this Warrant shall be adjudicated in Dallas County in the State of Texas. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

      IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                        VOIP, INC.


                                        By: /s/ Steven Ivester
                                           -------------------------------------
                                           Name: Steven Ivester
                                                --------------------------------
                                           Title: Chief Executive Officer
                                                 -------------------------------

Witness:

/s/ Osvaldo Pitters
----------------------------------

                                    EXHIBIT A

                              FORM OF SUBSCRIPTION
                   (TO BE SIGNED ONLY ON EXERCISE OF WARRANT)

TO: VOIP, INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___ ________ shares of the Common Stock covered by such Warrant; or

___ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

___ $__________ in lawful money of the United States; and/or

___ the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ___________________________________________ whose address is _____________________________________________________________________
________________________________________________________________________________
_________________________.

[NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED ON THE DATE OF EXERCISE:
LESS THAN FIVE PERCENT (5%) OF THE OUTSTANDING COMMON STOCK OF VOIP, INC.]

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________               ________________________________________
                                        (Signature must conform to name of
                                        holder as specified on the face of the
                                        Warrant)

                                        ________________________________________

                                        ________________________________________
                                        (Address)

                                    EXHIBIT B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (TO BE SIGNED ONLY ON TRANSFER OF WARRANT)

         For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of VOIP, INC. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of VOIP, INC. with full power of substitution in the premises.

--------------------------------------------------------------------------------
Transferees              Percentage Transferred            Number Transferred
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:______________, ____              ________________________________________
                                        (Signature must conform to name of
                                        holder as specified on the face of the
                                        warrant)

Signed in the presence of:

___________________________________

___________________________________     ________________________________________

                                        ________________________________________
                                        (Address)

ACCEPTED AND AGREED:
[TRANSFEREE]

___________________________________

___________________________________     ________________________________________

                                        ________________________________________
                                        (Address)


                                      B-1